UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23711

Lind Capital Partners Municipal Credit Income Fund
(Exact name of registrant as specified in charter)

500 Davis Center Suite 1004 Evanston, IL	60201
(Address of principal executive offices)	(Zip code)

Karen Jacoppo-Wood, Ultimus Fund Solutions, LLC.
225 Pictoria Drive Suite 450, Cincinnati, OH 45246
(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-577-1693

Date of fiscal year end:	1/31

Date of reporting period:	1/31/26

Item 1. Reports to Stockholders.

(a)

LIND CAPITAL PARTNERS MUNICIPAL CREDIT INCOME FUND

(Symbol: LCPMX)

Annual Report

January 31, 2026

1-833-615-3031

www.LCPMX.com

Distributed by Ultimus Fund Distributors, LLC

Member FINRA

Portfolio Management Discussion & Analysis - Unaudited

Across financial markets, the 12-months ended January 31, 2026, could easily be characterized as “ongoing uncertainty.” Much of the uncertainty stemmed from the new Trump administration in Washington and the seemingly daily changes to policy announcements. Implications of DOGE, the One Big Beautiful Bill, “Liberation Day” tariff reform, and the longest government shutdown in U.S. history kept market participants on their toes throughout the year. In addition, investors had to contend with mixed economic and inflation data, mounting geopolitical tensions, and dueling optimism and cynicism regarding rapid advancements in artificial intelligence. Amidst all of this, Federal Reserve (the “Fed”) rate policy felt almost like background noise but, of course, still heavily influenced fixed income markets. After much anticipation, the Fed resumed policy easing by cutting rates in September, October, and December, but left the future path uncertain. Despite volatility throughout the year, the U.S. Treasury market ultimately benefited from curve steeping, with the 5-year falling 55 basis points and the 30-year rising 8 basis points. The Bloomberg US Treasury Total Return index returned +5.67% during the period.

Within the municipal market, investment-grade municipals largely followed the path of the U.S. Treasury market. Short-term, high-grade rates fell over 40 basis points and the Bloomberg Municipal Bond Index returning +4.70%. However, the municipal market also contended with its own technical factors. Record new-issue supply proved to be the prevailing theme, with total issuance over $575 billion, a 17% increase compared to the prior year and 42% higher than the trailing 10-year average. The heavy supply was absorbed by steady investor demand, keeping the market relatively balanced. Total inflows into all municipal funds and exchange-traded funds (“ETFs”) exceeded $50 billion. However, high-yield municipal funds displayed softer demand and pockets of outflow activity. Combined with heavy supply pressure, this led to underperformance in high-yield municipals. The Bloomberg Barclays Municipal High Yield Index returned +2.68% over the 12-month period. Given the underperformance, high-yield municipals did not experience the same degree of spread tightening as investment-grade municipals or other fixed-income asset classes, increasing the relative attractiveness of the asset class.

A notable event in the high-yield municipal market was the demise of the Easterly High Income Municipal Bond Fund (the “Easterly Fund”) which fell from $340 million in assets in October 2024 to $9 million by mid-2025. We detailed this event in our August 2025 newsletter (which can be found on www.lindcapitalpartners.com). In summary, the open-end mutual fund faced accelerating investor redemptions and,

Portfolio Management Discussion & Analysis – Unaudited (continued)

due to the mismatch between daily fund liquidity and illiquid underlying assets, was unable to efficiently liquidate positions to fulfill redemptions. This, combined with a high percentage of speculative and distressed credits in the portfolio, caused a precipitous drop in the Easterly Fund’s net asset value (“NAV”) and ultimately a full liquidation at fire-sale prices. This proved to be a one-off event and did not spark any contagion across the high-yield market. Our biggest takeaways from the Easterly Fund debacle support our core investment philosophies: We believe that investment structure needs to match the strategy and asset class (a mismatch can have catastrophic consequences), fundamental credit analysis is the foundation of every decision, and opportunistic capital deployment during periods of dislocation can significantly benefit long-term investors. In fact, we were able to strategically purchase select assets from the Easterly Fund portfolio that we believed offered very attractive value.

For the 12-months ended January 31, 2026, the Lind Capital Partners Municipal Credit Income Fund (the “Fund”) narrowly outperformed the Index, with a total return of +2.73% versus +2.68% for the Index. The following factors contributed positively to the Fund performance throughout the year:

●	Outperformance in two of the Fund’s highest weighted sectors, Senior Living and Charter Schools.

●	The Fund’s intentional underweight to the Tobacco Securitization sector, which is heavily weighted in the Index and underperformed during the period, contributed positively to the Fund’s relative outperformance.

●	Strong individual credit performances, including several individual positions returning >10% during the period.

●	Culmination of two long-term credit theses, resulting in execution or announcement of planned full redemptions at par.

●	High coupon income outweighing modest price depreciation.

For the 12-months ended January 31, 2026, detractors from performance included:

●	Underperformance in the Economic Development and Higher Education sector, largely driven by two individual holdings.

●	Temporary price dislocation as a result of the Easterly Fund liquidation.

●	General market conditions presented pockets of volatility and upward pressure on yields, which limited price performance, broadly.

Effects of derivatives and leverage on Fund performance:

●	None. The Fund intentionally does not utilize derivatives or leverage.

Portfolio Management Discussion & Analysis – Unaudited (continued)

Throughout the 12-month period, there was no material change to the Fund’s investment strategy. With the Fund continuing to grow assets under management, we were able to capitalize on the favorable yield environment. Given the heavy new-issue supply, the primary market provided excellent opportunities to deploy capital. We were also able to act opportunistically in the secondary market, particularly during short periods of outflows from high-yield funds and, as mentioned, during the Easterly Fund sell-off. Through the 12-month period ended January 31, 2026, the average yield-to-worst on portfolio purchases was 6.61%. Given the attractive yield environment, we looked for opportunities to “relative value swap” out of lower yielding positions and redeploy capital. The weighted average yield-to-worst on portfolio credit sales was 5.44%. The Fund also experienced over $2 million in positions called (redeemed by Borrower), which provided additional opportunity to “trade up” in yield as capital was redeployed. We continued to maintain a constructive view on the overall credit environment. While we paid close attention to sector specific risks, such as the potential funding threat to Higher Education from the Trump administration, no material concerns developed over the period. We are also paying close attention to budget policy impacts on the Healthcare sector. Across the portfolio, any credit stress has been isolated to specific projects, without more systemic concerns. As a result, our sector allocation remained relatively consistent, with a slight uptick in Charter Schools (22% vs. 16% last year) primarily driven by the prevalence of new issue deals in this sector and our positive credit outlook. Overall, we have confidence that the Fund is well positioned from an individual credit and sector exposure standpoint

Looking ahead, we expect to see another year of heavy new-issue supply, which should provide abundant investment opportunities. As spreads across other fixed-income asset classes have tightened, yields on non-rated municipals look very attractive on a relative basis. There are also growing concerns surrounding the private credit markets, which may cause income-oriented investors to look to allocate capital elsewhere. These factors could drive heavier inflows into our asset class. Should strong demand outweigh anticipated heavy supply, we could see some compression in yield. We will be monitoring both of these market factors closely in the coming year. However, in our opinion, the non-rated market still presents very compelling investment opportunities and attractive tax-exempt yields. The Fund is in a great position to capitalize on the environment as it continues to scale.

Consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund and may be obtained by calling 833-615-3031. The prospectus should be read carefully before investing. The Fund is distributed by Ultimus Fund Distributors, LLC. Lind Capital Partners and Ultimus Fund Distributors, LLC are not affiliated.

Important Risk Information

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance current to the most recent month end, please call 833-615-3031.

Investment involves risk, including loss of principal. There is no guarantee that the Fund will achieve its investment objectives.

An investment in the Fund is appropriate for investors who can bear the risks associated with the limited liquidity of the Fund’s shares and should be viewed as a long-term investment. Investors will not be able to redeem shares daily because the Fund is a closed-end fund operating as an interval fund. The Fund’s shares are not traded on an active market and there is currently no secondary market for the shares, nor does the Fund expect a secondary market in the shares to develop.

Fixed income investments are affected by a number of risks, including fluctuation in interest rates, credit risk, and prepayment risk. In general, as prevailing interest rates rise, fixed income prices will fall. Credit risk is the risk that issuers and counter parties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. The Fund invests in high yield securities, also known as “high yield” or “junk bonds.” High yield securities provide greater income and opportunity for gain but entail greater risk of loss of principal.

The Fund is subject to municipal bond risk, which is the risk that the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of obligors of municipal bonds to pay interest or repay principal. While the Fund intends to invest in municipal bond free from federal income tax, income from municipal bonds held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer or other obligated party. Investments in taxable municipal bonds and certain derivatives utilized by the Fund may cause the Fund to have taxable investment income.

There is a risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Illiquid securities may trade at a discount from comparable, more liquid investments. The Fund is non-diversified, which means it may be invested in a limited number of issuers and susceptible to any economic, political and regulatory events than a more diversified fund.

Index Definitions:

Bloomberg Municipal Bond Index: covers the USD denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

Bloomberg Barclays Municipal High Yield Index: market value-weighted and designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issues by U.S. states, the District of Columbia, U.S. territories and local governments or agencies. The Index includes fully tax-exempt investment grade, non-investment grade and non-rated bonds, but does not include defaulted securities. Performance is total return, does not incorporate fees or expenses and cannot be invested in directly.

Glossary of Terms:

Yield to Worst: A measure of the lowest possible yield that can be received on a bond without defaulting, taking into consideration contractual call provisions.

Basis Points: one hundredth of one percent, or 0.01%.

ETF: Exchange-traded fund

Lind Capital Partners Municipal Credit Income Fund
PORTFOLIO REVIEW (Unaudited)
January 31, 2026

The Fund’s performance figures(*) for the periods ended January 31, 2026, compared to its benchmark:

	Annualized
	1 Year	5 Year**	Since Inception**
Lind Capital Partners Municipal Credit Income Fund	2.73%	2.22%	3.31%
Bloomberg Barclays Municipal High Yield Index^	2.68%	1.96%	4.12%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Total returns would have been lower had the Adviser not waived its fees or reimbursed other expenses. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Per the fee table in the prospectus dated May 30, 2025 the Fund’s total annual operating expenses are 2.37%. For performance information current to the most recent month-end, please call toll-free 1-833-615-3031 or visit www.LCPMX.com.

**	The Fund acquired all of the assets and liabilities of Backcountry Investment Partners 3 LP (the “Predecessor Fund”) in a tax free reorganization on February 2, 2022. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Fund’s investment objective, policies and guidelines are in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on June 1, 2017. Updated performance information will be available at no cost by calling 1-833-615-3031 or visiting the Fund’s website at www.LCPMX.com.

^	The Bloomberg Barclays Municipal High Yield Index (the “Index”) is market value-weighted and designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issues by U.S. states, the District of Columbia, U.S. territories and local governments or agencies. The Index includes fully tax-exempt investment grade, non-investment grade and non-rated bonds, but does not include defaulted securities. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Comparison of the Change in Value of a $25,000 Investment

Portfolio Composition+ as of January 31, 2026:
Municipal Bonds
Wisconsin	19.5%
Arizona	9.7%
Texas	7.3%
Michigan	6.2%
Colorado	5.2%
Vermont	3.5%
Ohio	3.0%
Florida	2.9%
California	2.9%
Washington	2.7%
Other/Short-Term Investments	37.1%
100.0%

+	Based on Total Net Assets as of January 31, 2026

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

LIND CAPITAL PARTNERS MUNICIPAL CREDIT INCOME FUND
SCHEDULE OF INVESTMENTS
January 31, 2026

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 96.9%
	ALABAMA — 0.5%
320,000	Pell City Square Cooperative District	7.0000	04/01/44	$315,866

	ARIZONA — 9.7%
1,320,000	Arizona Industrial Development Authority (Arizona Christian University)	5.6250	10/01/49	1,178,599
300,000	Arizona Industrial Development Authority (Pinecrest Academy of Northern Nevada)	4.5000	07/15/29	294,055
750,000	Arizona Industrial Development Authority (San Tan Montessori School Inc Obligated Group)(a)	6.8750	02/01/65	750,948
275,000	Industrial Development Authority of the County of Pima (Career Success Schools)	5.7500	05/01/50	270,929
590,000	Maricopa County Industrial Development Authority (Arizona Christian University)	6.3750	10/01/54	577,633
625,000	Maricopa County Industrial Development Authority (Prescott Valley Charter School)	7.1250	07/01/54	596,292
250,000	Sierra Vista Industrial Development Authority (American Leadership Academy Inc)(a)	5.0000	06/15/64	214,313
1,330,000	Sierra Vista Industrial Development Authority (Fit Kids Inc)(a)	5.7500	06/15/64	1,267,951
250,000	Sierra Vista Industrial Development Authority (Fit Kids Inc)(a)	6.3000	06/15/54	256,975
200,000	Sierra Vista Industrial Development Authority (Fit Kids Inc)(a)	6.3750	06/15/64	205,184
800,000	Sierra Vista Industrial Development Authority (Wake Preparatory Academy)	6.5000	06/15/60	809,515
				6,422,394
	CALIFORNIA — 2.9%
1,350,000	California Public Finance Authority (P3 Irvine SL Holdings LLC Obligated Group)	6.5000	06/01/54	1,322,977
150,000	California Public Finance Authority (P3 Irvine SL Holdings LLC Obligated Group)	6.3750	06/01/59	143,435
500,000	Golden State Connect Authority(a)	6.5000	12/01/60	484,285
				1,950,697
	COLORADO — 5.2%
1,500,000	Brickyard Metropolitan District No 1	7.2500	12/01/57	1,441,599
750,000	Colorado Health Facilities Authority (American Baptist Homes of the Midwest Obligated Group)	8.0000	08/01/43	475,834
760,000	Haymeadow Metropolitan District No 1 (Haymeadow Metropolitan District No 1)	6.1250	12/01/54	778,911
875,000	Mineral Business Improvement District(a)	5.7500	12/01/54	863,749
				3,560,093
	CONNECTICUT — 0.6%
365,000	Stamford Housing Authority (TJH Senior Living LLC Obligated Group)	6.5000	10/01/55	372,933

See accompanying notes which are an integral part of these financial statements.

LIND CAPITAL PARTNERS MUNICIPAL CREDIT INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 96.9% (Continued)
	DELAWARE — 0.2%
150,000	Delaware State Economic Development Authority (Academia Antonia Alonso Inc)(a)	6.0000	07/01/65	$150,695

	FLORIDA — 2.9%
200,000	Capital Projects Finance Authority (Imagine School At North Port Inc)(a)	6.7500	06/15/65	201,071
415,000	Capital Trust Agency, Inc. (Atlantic Housing Foundation Properties Obligated Group)	6.0000	07/01/42	349,312
800,000	Capital Trust Agency, Inc. (Atlantic Housing Foundation Properties Obligated Group)	6.3750	05/01/53	823,667
200,000	Capital Trust Agency, Inc. (Franklin Academy Series 2020 Obligated Group)	5.0000	12/15/50	180,168
100,000	Capital Trust Agency, Inc. (Franklin Academy Series 2020 Obligated Group)(a)	5.0000	12/15/55	88,406
225,000	Capital Trust Authority (Team Success A School of Excellence Inc)(a)	7.5000	06/01/55	230,009
321,487	Highlands County Health Facilities Authority (Trousdale Foundation Obligated Group)(d)	6.0000	04/01/38	4,019
150,000	Palm Beach County Health Facilities Authority (Jupiter Medical Center Obligated Group)	5.2500	11/01/55	151,656
				2,028,308
	GEORGIA — 1.3%
360,000	Development Authority of Bulloch County (Charter Conservatory for Liberal Arts & Technology Inc)(a)	6.7500	06/15/64	352,517
435,000	Fulton County Residential Care Facilities for the Elderly Authority (All Saints-St Luke’s Episcopal Home for the Retired Obligated Group)	4.0000	04/01/56	343,492
195,000	Macon-Bibb County Urban Development Authority (Academy for Classical Education Inc)	5.8750	06/15/47	195,595
				891,604
	IDAHO — 0.2%
100,000	Avimor Community Infrastructure District No 1(a)	5.8750	09/01/53	101,656

	ILLINOIS — 2.3%
100,000	City of Evanston IL (Roycemore School)	4.3750	04/01/41	89,365
250,000	City of Evanston IL (Roycemore School)	4.6250	04/01/51	201,969
300,000	Illinois Finance Authority (Chicago Theatre Group Inc)(a)	6.1250	10/01/50	302,549
150,000	Illinois Finance Authority (Plymouth Place Obligated Group)	5.0000	05/15/41	148,671
910,000	Illinois Finance Authority (Plymouth Place Obligated Group)	5.0000	05/15/51	797,022
				1,539,576

See accompanying notes which are an integral part of these financial statements.

LIND CAPITAL PARTNERS MUNICIPAL CREDIT INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 96.9% (Continued)
	INDIANA — 2.6%
2,620,000	City of Anderson IN (Anderson University Inc/Indiana)	6.0000	10/01/42	$1,642,386

	IOWA — 0.9%
200,000	Iowa Finance Authority (Union at the Marina LP)(a)	6.0000	11/01/42	200,644
455,000	Iowa Higher Education Loan Authority (Simpson College)	5.5000	11/01/51	397,559
				598,203
	KANSAS — 2.6%
1,200,000	City of Wichita KS (Larksfield Place Obligated Group)	6.7500	06/01/60	1,229,519
360,000	City of Wichita KS (Presbyterian Manors Obligated Group)	5.8750	05/15/50	343,826
300,000	City of Wichita KS (Presbyterian Manors Obligated Group)	6.0000	05/15/54	288,282
				1,861,627
	KENTUCKY — 2.0%
260,000	Kentucky Economic Development Finance Authority (Baptist Convalescent Center Obligated Group)	5.5000	11/15/27	246,632
800,000	Kentucky Economic Development Finance Authority (Baptist Convalescent Center Obligated Group)	6.0000	11/15/36	633,571
520,000	Kentucky Economic Development Finance Authority (Baptist Convalescent Center Obligated Group)	6.2500	11/15/46	372,570
				1,252,773
	LOUISIANA — 0.4%
300,000	Louisiana Public Facilities Authority (Grambling High Foundation Inc)	5.2500	06/01/51	233,220

	MARYLAND — 1.0%
700,000	Town of Chestertown (Washington College)	6.5000	03/01/55	687,952

	MICHIGAN — 6.2%
300,000	Academy of Warren (Academy of Warren)(a)	5.5000	05/01/50	270,532
1,295,000	Grand Rapids Economic Development Corporation (Clark Retirement Community Obligated Group)	5.5000	04/01/39	1,269,153
895,000	Grand Rapids Economic Development Corporation (Clark Retirement Community Obligated Group)	5.7500	04/01/49	789,240
380,000	Grand Rapids Economic Development Corporation (Clark Retirement Community Obligated Group)	5.7500	04/01/54	327,029
100,000	Kalamazoo Economic Development Corporation (Friendship Village of Kalamazoo Obligated Group)(a)	6.2500	08/15/61	101,005
250,000	Michigan Finance Authority (Aquinas College)	4.0000	05/01/31	207,211

See accompanying notes which are an integral part of these financial statements.

LIND CAPITAL PARTNERS MUNICIPAL CREDIT INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 96.9% (Continued)
	MICHIGAN — 6.2% (Continued)
700,000	Michigan Finance Authority (Aquinas College)	5.0000	05/01/36	$561,732
875,000	Michigan Finance Authority (Aquinas College)	5.0000	05/01/46	661,709
				4,187,611
	MINNESOTA — 1.7%
100,000	City of Apple Valley MN (PHS Apple Valley Senior Housing Inc)	5.6250	09/01/65	101,704
452,821	City of Blaine MN (Crest View Obligated Group)(d)	6.1250	07/01/45	249,051
89,213	City of Blaine MN (Crest View Obligated Group)(d)	6.1250	07/01/50	49,067
500,000	City of Woodbury MN (Woodbury Leadership Academy)	6.0000	07/01/65	495,922
200,000	Housing & Redevelopment Authority of The City of St Paul Minnesota (Twin Cities Academy)	6.1250	07/01/65	196,796
				1,092,540
	MONTANA — 2.4%
500,000	City of Kalispell MT (Immanuel Living at Buffalo Hill Obligated Group)	6.0000	05/15/60	510,860
400,000	County of Gallatin MT (Bozeman Fiber Inc)	4.0000	10/15/51	263,509
1,000,000	County of Gallatin MT (Bozeman Fiber Inc)(a)(e)	0.0000	10/15/55	836,937
				1,611,306
	NEBRASKA — 2.1%
440,000	Douglas County Sanitary & Improvement District No 608	6.0000	12/15/32	440,789
100,000	Douglas County Sanitary & Improvement District No 608	7.0000	10/15/38	101,448
775,000	Douglas County Sanitary & Improvement District No 608	7.1250	10/15/43	783,524
				1,325,761
	NEW HAMPSHIRE — 2.0%
935,000	New Hampshire Business Finance Authority (Christian Health Care Center Obligated Group)	5.6250	07/01/46	937,759
370,000	New Hampshire Business Finance Authority (Christian Health Care Center Obligated Group)	5.7500	07/01/54	370,243
				1,308,002
	NEW JERSEY — 1.0%
750,000	New Jersey Economic Development Authority (Jersey City Community Charter School Inc)	5.7500	07/01/47	675,316

	NEW YORK — 1.9%
140,000	Otsego County Capital Resource Corporation (Hartwick College)	5.0000	10/01/45	94,958
500,000	Ulster County Capital Resource Corporation (Woodland Pond Inc Obligated Group)	5.2500	09/15/42	500,244
150,000	Ulster County Capital Resource Corporation (Woodland Pond Inc Obligated Group)	5.2500	09/15/53	137,355

See accompanying notes which are an integral part of these financial statements.

LIND CAPITAL PARTNERS MUNICIPAL CREDIT INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 96.9% (Continued)
	NEW YORK — 1.9% (Continued)
500,000	Ulster County Capital Resource Corporation (Woodland Pond Inc Obligated Group)(a)	5.8750	09/15/59	$501,449
				1,234,006
	OHIO — 3.0%
175,000	City of Norwood OH (City of Norwood OH Rockwood Exchange Tax Increment Fund)	5.0000	12/01/41	180,152
325,000	County of Hardin OH (Ohio Northern University)	5.5000	05/01/50	292,705
178,604	County of Montgomery OH (Trousdale Foundation Obligated Group)(d)	6.2500	04/01/49	2,233
190,000	County of Washington OH (Marietta Area Health Care Inc Obligated Group)	6.7500	12/01/52	195,371
1,110,000	Marion Port Authority (Buckeye Community Schools Obligated Group)(a)	6.8750	12/01/59	1,121,609
250,000	Ohio Housing Finance Agency (Middletown Phase Two LP)	6.2500	03/01/26	250,367
				2,042,437
	OKLAHOMA — 0.9%
630,000	Oklahoma County Finance Authority (Santa Fe South Schools Inc)	6.1250	07/01/48	630,277

	OREGON — 0.6%
370,000	Oregon State Facilities Authority (Southern Oregon Goodwill Industries)	5.5000	12/01/54	371,790

	PENNSYLVANIA — 1.0%
480,000	Lehigh County General Purpose Authority (Lehigh Valley Dual Language Charter School)	7.0000	06/01/53	508,461
150,000	Philadelphia Authority for Industrial Development (Mathematics Science and Technology Community Charter School)	5.6250	08/01/36	150,767
				659,228
	PUERTO RICO — 0.0%(b)
6,000	Puerto Rico Sales Tax Financing Corp Sales Tax	4.5360	07/01/53	5,538

	SOUTH CAROLINA — 1.7%
125,000	South Carolina Jobs-Economic Development Authority (Hampton Regional Medical Center Obligated Group)	5.0000	11/01/42	114,755
500,000	South Carolina Jobs-Economic Development Authority (Kiawah Life Plan Village Inc)	7.7500	11/15/58	535,381
500,000	South Carolina Jobs-Economic Development Authority (Palms At Wildewood LLC/The)(a)	6.7500	12/01/60	494,372
				1,144,508
	TENNESSEE — 1.7%
495,000	Shelby County Health Educational & Housing Facilities (Luke Inc Obligated Group)	5.5000	10/01/39	346,693

See accompanying notes which are an integral part of these financial statements.

LIND CAPITAL PARTNERS MUNICIPAL CREDIT INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 96.9% (Continued)
	TENNESSEE — 1.7% (Continued)
645,000	Shelby County Health Educational & Housing Facilities (Luke Inc Obligated Group)	5.7500	10/01/49	$444,817
535,000	Shelby County Health Educational & Housing Facilities (Luke Inc Obligated Group)	5.7500	10/01/54	363,526
				1,155,036
	TEXAS — 7.3%
165,000	Arlington Higher Education Finance Corporation (School of Excellence in Education)	6.3750	02/15/52	158,943
1,050,000	Beaumont Housing Authority(a)	6.5000	07/01/55	1,039,312
250,000	Bexar County Health Facilities Development (Army Retirement Residence Obligated Group)	4.0000	07/15/45	204,779
165,000	City of Rowlett TX (City of Rowlett TX Bayside Public Improvement District North Improvement Area)	6.0000	09/15/46	165,184
50,000	Houston Higher Education Finance Corporation (Houston Baptist University)	5.2500	10/01/54	47,831
225,000	New Hope Cultural Education Facilities Finance (Bella Vida Forefront Living Obligated Group)	6.5000	10/01/55	232,791
110,000	New Hope Cultural Education Facilities Finance Corporation (Army Retirement Residence Obligated Group)	5.7500	07/15/52	110,475
895,000	Port Beaumont Navigation District (Allegiant Industrial Island Park LLC)(a)(d)	8.0000	02/01/39	581,750
60,000	San Antonio Education Facilities Corporation (Hallmark University Inc)	5.0000	10/01/31	59,103
765,000	San Antonio Education Facilities Corporation (Hallmark University Inc)	5.0000	10/01/41	668,881
1,935,000	San Antonio Education Facilities Corporation (Hallmark University Inc)	5.0000	10/01/51	1,519,559
				4,788,608
	UTAH — 1.8%
500,000	Firefly Public Infrastructure District No 1(a)	6.6250	03/01/54	512,596
500,000	GLH Public Infrastructure District No 1 (GLH Public Infrastructure District No 1)(a)	6.8750	03/01/55	524,688
130,000	Utah Infrastructure Agency	5.0000	10/15/46	128,947
				1,166,231
	VERMONT — 3.5%
1,200,000	East Central Vermont Telecommunications District	6.1250	12/01/40	1,200,749
225,000	East Central Vermont Telecommunications District	5.6000	12/01/43	220,180
170,000	East Central Vermont Telecommunications District	6.8750	12/01/46	179,321
930,000	East Central Vermont Telecommunications District(a)	4.5000	12/01/50	707,558
				2,307,808
	VIRGINIA — 0.5%
300,000	Peninsula Town Center Community Development	5.0000	09/01/45	297,570

See accompanying notes which are an integral part of these financial statements.

LIND CAPITAL PARTNERS MUNICIPAL CREDIT INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 96.9% (Continued)
	WASHINGTON — 2.7%
100,000	King County Public Hospital District No 4	7.0000	12/01/60	$101,876
400,000	Washington State Housing Finance Commission (Bayview Manor Homes Obligated Group)	6.0000	07/01/59	408,601
275,000	Washington State Housing Finance Commission (Bayview Manor Homes Obligated Group)(a)	6.0000	07/01/60	280,913
875,000	Washington State Housing Finance Commission (German Retirement Home of the State of Washington Obligated Group)	5.8750	01/01/59	853,907
200,000	Washington State Housing Finance Commission (Horizon House Obligated Group/WA)	6.2500	01/01/56	200,670
				1,845,967
	WEST VIRGINIA — 0.1%
60,000	City of Huntington WV (City of Huntington WV Downtown Development/Redevelopment District No 1)	5.5000	06/01/49	59,602

	WISCONSIN — 19.5%
286,731	Public Finance Authority(a)	5.5000	11/15/32	287,630
55,000	Public Finance Authority (Campus Real Estate Holding Corp LLC)	5.5000	06/01/55	55,604
195,000	Public Finance Authority (Carver Gardens LLC)	4.6500	12/01/35	169,978
200,000	Public Finance Authority (Cedars Obligated Group)(a)	4.2500	05/01/29	186,009
945,000	Public Finance Authority (Cedars Obligated Group)(a)	5.5000	05/01/39	784,006
3,755,000	Public Finance Authority (Cedars Obligated Group)	5.7500	05/01/54	2,571,193
55,000	Public Finance Authority (CFC-SA LLC)	5.0000	02/01/62	53,531
45,000	Public Finance Authority (Cincinnati Classical Academy)(a)	5.8750	06/15/54	44,431
410,000	Public Finance Authority (Cincinnati Classical Academy)	6.0000	06/15/64	404,263
175,000	Public Finance Authority (Explore Academy-Rio Rancho)(a)	7.0000	07/01/55	175,888
721,354	Public Finance Authority (Goodwill Industries of Southern Nevada Inc)	5.7500	12/01/48	719,615
325,000	Public Finance Authority (Guilford Charter School Corp)	5.0000	04/01/47	283,355
655,000	Public Finance Authority (Guilford Charter School Corp)	5.0000	04/01/57	543,642
600,000	Public Finance Authority (Hozho Academy)(a)	7.1250	05/01/55	597,612
100,000	Public Finance Authority (Hutsonwood at Spring Hill Obligated Group)(a)(e)	0.0000	05/16/29	119,406
50,000	Public Finance Authority (Lehigh Valley Health Network Inc)(a)	7.2500	12/01/42	52,260
575,000	Public Finance Authority (Lehigh Valley Health Network Inc)	7.5000	12/01/52	602,762
175,000	Public Finance Authority (Town of Scarborough ME Downtown Omnibus Municipal Development & TIF District)	5.0000	08/01/39	179,835
195,000	Public Finance Authority (Unity Classical Charter School; A Challenge Foundation Academy)	6.8750	07/01/53	198,216
2,000,000	Public Finance Authority (WFCS Holdings LLC)	5.0000	01/01/55	1,709,201
325,000	Wisconsin Health & Educational Facilities (American Baptist Homes of the Midwest Obligated Group)	5.0000	08/01/37	221,040

See accompanying notes which are an integral part of these financial statements.

LIND CAPITAL PARTNERS MUNICIPAL CREDIT INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2026

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 96.9% (Continued)
	WISCONSIN — 19.5% (Continued)
395,000	Wisconsin Health & Educational Facilities (Chiara Communities Inc)	7.0000	07/01/43	$364,498
300,000	Wisconsin Health & Educational Facilities (Chiara Communities Inc)	5.0000	07/01/53	258,517
75,000	Wisconsin Health & Educational Facilities (Chiara Communities Inc)	7.5000	07/01/53	68,110
1,135,000	Wisconsin Health & Educational Facilities (Chiara Housing & Services Inc Obligated Group)	5.8750	07/01/55	1,140,679
290,000	Wisconsin Health & Educational Facilities (Chiara Housing & Services Inc Obligated Group)	6.6250	07/01/60	302,710
545,000	Wisconsin Health & Educational Facilities (HOPE Christian Schools Obligated Group)	4.0000	12/01/51	360,966
445,000	Wisconsin Health & Educational Facilities (PHW Menomonee Falls Inc)	6.0000	10/01/54	459,501
				12,914,458
	TOTAL MUNICIPAL BONDS (Cost $65,306,519)			64,433,583

Shares
	SHORT-TERM INVESTMENTS — 1.9%
	MONEY MARKET FUNDS - 1.9%
1,274,724	Federated Institutional Tax-Free Cash Trust, 1.86%(c) (Cost $1,274,724)			1,274,724

	TOTAL INVESTMENTS - 98.8% (Cost $66,581,243)			$65,708,307
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.2%			787,480
	NET ASSETS - 100.0%			$66,495,787

LLC	- Limited Liability Company

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2026 the total market value of 144A securities is 14,890,915 or 22.4% of net assets.

(b)	Percentage rounds to less than 0.1%.

(c)	Rate disclosed is the seven day effective yield as of January 31, 2026.

(d)	Represents issuer in default on interest payments.

(e)	Zero coupon bond.

See accompanying notes which are an integral part of these financial statements.

Lind Capital Partners Municipal Credit Income Fund
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2026

ASSETS
Investment securities:
At cost	$66,581,243
At fair value	$65,708,307
Interest receivable	976,446
Receivable for Fund shares sold	27,849
Prepaid expenses	19,398
TOTAL ASSETS	66,732,000

LIABILITIES
Distribution payable	114,253
Payable to related parties	40,984
Investment advisory fees payable	44,509
Other accrued expenses	36,467
TOTAL LIABILITIES	236,213

NET ASSETS	$66,495,787

Net Assets Consist Of:
Paid in capital	$68,001,215
Accumulated deficit	(1,505,428)
NET ASSETS	$66,495,787

Net Asset Value Per Share:
Shares:
Net Assets	$66,495,787
Shares of beneficial interest outstanding ($0 par value. unlimited shares authorized)	7,662,625
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.68

See accompanying notes which are an integral part of these financial statements.

Lind Capital Partners Municipal Credit Income Fund
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2026

INVESTMENT INCOME
Interest	$3,539,286
TOTAL INVESTMENT INCOME	3,539,286

EXPENSES
Investment advisory fees	551,759
Administrative services fees	146,002
Transfer agent fees	58,014
Legal fees	52,097
Chief compliance officer fees	44,207
Trustees fees and expenses	32,707
Audit fees	24,558
Registration fees	24,184
Printing	14,862
Custodian fees	8,921
Insurance expense	5,895
Other expenses	2,009
TOTAL EXPENSES	965,215

Less: Fees waived by the Adviser	(274,462)

NET EXPENSES	690,753

NET INVESTMENT INCOME	2,848,533

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments	173
Net change in unrealized depreciation on investments	(210,127)
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(209,954)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,638,579

See accompanying notes which are an integral part of these financial statements.

Lind Capital Partners Municipal Credit Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	January 31, 2026	January 31, 2025
FROM OPERATIONS
Net investment income	$2,848,533	$1,359,445
Net realized gain (loss) from investments	173	(200,274)
Net change in unrealized appreciation (depreciation) on investments	(210,127)	507,288
Net increase in net assets resulting from operations	2,638,579	1,666,459

DISTRIBUTIONS TO SHAREHOLDERS
Total distribution paid from earnings	(2,733,403)	(1,431,662)
Decrease in net assets from distributions to shareholders	(2,733,403)	(1,431,662)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	35,114,658	12,499,817
Reinvestment of distributions to shareholders	1,596,728	836,853
Payments for shares redeemed	(4,442,067)	(2,843,348)
Net increase in net assets from shares of beneficial interest	32,269,319	10,493,322

TOTAL INCREASE IN NET ASSETS	32,174,495	10,728,119

NET ASSETS
Beginning of Year	34,321,292	23,593,173
End of Year	$66,495,787	$34,321,292

SHARE ACTIVITY
Shares Sold	4,131,159	1,407,092
Shares Reinvested	187,003	94,137
Shares Redeemed	(525,442)	(321,618)
Net increase from share activity	3,792,720	1,179,611

See accompanying notes which are an integral part of these financial statements.

Lind Capital Partners Municipal Credit Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year/Period Presented

	Year Ended		Year Ended	Year Ended	Period Ended
	January 31,		January 31,	January 31,	January 31,
	2026		2025	2024	2023 (a)
Net asset value, beginning of year/period	$8.87		$8.77	$8.96	$10.00
Activity from investment operations:
Net investment income (b)	0.44		0.45	0.58	0.41
Net realized and unrealized gain (loss) on investments	(0.21)		0.12	(0.22)	(1.06)
Total from investment operations	0.23		0.57	0.36	(0.65)
Less distributions from:
Net investment income	(0.42)		(0.47)	(0.55)	(0.38)
Net realized gains	—		—	—	(0.01)
Total distributions	(0.42)		(0.47)	(0.55)	(0.39)
Net asset value, end of year/period	$8.68		$8.87	$8.77	$8.96
Total return (c)	2.73%		6.58%	4.22%	(6.51	)% (d)
Net assets, end of year/period (000s)	$66,496		$34,321	$23,593	$16,227
Ratio of gross expenses to average net assets	1.75%		2.36%	2.77%	3.00	% (e)
Ratio of net expenses to average net assets	1.25%		1.25%	1.25%	1.25	% (e)
Ratio of net investment income to average net assets	5.15%		5.02%	6.63%	4.54	% (e)
Portfolio Turnover Rate	6	% (f)	12%	10%	30	% (d)

(a)	Lind Capital Partners Municipal Credit Income Fund commencement of operations was February 2, 2022.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates. Had the Adviser not waived its fees and reimbursed expenses, total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes which are an integral part of these financial statements.

Lind Capital Partners Municipal Credit Income Fund
NOTES TO FINANCIAL STATEMENTS
January 31, 2026

1.	ORGANIZATION

Lind Capital Partners Municipal Credit Income Fund (the “Fund”) was organized as a Delaware statutory trust on May 13, 2021, and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The investment objectives of the Fund is to generate high current income from investments in municipal securities exempt from federal income tax and capital preservation. Additional return via capital appreciation is a secondary investment objective of the Fund. The Fund commenced operations on February 2, 2022.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board “FASB” Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Segment Reporting – An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Treasurer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Security Valuation – Pursuant to the valuation procedures approved by the Fund’s Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the 1940 Act, the Fund relies on certain security pricing services to provide the current market value of securities. Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its net asset value (“NAV”), such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by the valuation designee pursuant to Rule 2a-5. Fair valuation may require subjective determinations about the value of a security. Although the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at its direction will accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

There is no single standard for determining fair value of a security. Rather, the valuation designee’s fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the fair value determined for a security may differ from its actual realizable value or future fair value. As part of its due diligence,

Lind Capital Partners Municipal Credit Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2026

the Valuation Designee will attempt to obtain current information on an ongoing basis from market sources or issuers to value all fair valued securities.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of January 31, 2026 for the Fund’s assets measured at fair value:

Assets*	Level I	Level 2	Level 3	Total
Municipal Bonds	$—	$64,433,583	$—	$64,433,583
Short-Term Investments	1,274,724	—	—	1,274,724
Total	$1,274,724	$64,433,583	$—	$65,708,307

*	Refer to the Schedule of Investments for state classifications.

The Fund did not hold any Level 3 securities.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method or where applicable, the first call date of the security.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year ended January 31, 2023, to January 31, 2025, or expected to be taken in the Fund’s January 31, 2026, year-end tax returns. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Lind Capital Partners Municipal Credit Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2026

Distributions to Shareholders – Distributions from investment income are declared and recorded on a daily basis and paid monthly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. All or a portion of a distribution may consist of return of capital, shareholders should not assume that the source of a distribution is net income.

Indemnification – The Fund indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	PRINCIPAL INVESTMENT RISKS

Credit Risk – the risk that the Fund could lose money if the issuer, guarantor, or insurers of a fixed-income security, or the counterparty to a derivative considered primarily speculative regarding the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Municipal Bond Risk – the risk that a Fund may be affected significantly by the economic, regulatory, or political developments affecting the ability of obligors of Municipal Bonds to pay interest or repay principal. The values of Municipal Bonds held by the Fund may be adversely affected by local political and economic conditions and developments. The Fund may make significant investments in a particular segment of the municipal bond market or in the debt of issuers located in the same state or territory. Adverse conditions in such industry or location could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s Adviser than funds that invest in stock or other corporate investments.

Interest Rate Risk – the risk that fixed-income securities will decline in value because of an increase in interest rates. The values of debt instruments, including Municipal Bonds, usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the fund earns on its floating rate investments.

High Yield Risk – Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. Such bonds are considered predominantly speculative and may be questionable as to principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price. Unrated municipal bonds determined by the Fund’s Adviser to be of comparable quality to rated municipal bonds which the Fund may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.

Liquidity Risk – the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk

Lind Capital Partners Municipal Credit Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2026

may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt performance. The Fund may invest in securities which are, or which become, illiquid. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Lind Capital Partners, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for these services and the related expenses borne by the Adviser, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement (the “Management Fee”). The management fee is calculated and payable monthly in arrears at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (excluding brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, acquired fund fees and expenses, other expenditures which are capitalized in accordance with GAAP, extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of such Fund’s business), to the extent that they exceed 1.25% per annum of the Fund’s average daily net assets of the Fund (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than 36 months from when they were incurred; and (2) the reimbursement may not be made if it would cause the expense limitation (at the time of waiver/reimbursement or recapture) to be exceeded. The expense limitation will be in effect through May 31, 2027. During the year ended January 31, 2026, the Adviser waived its fees and reimbursed other expenses in the amount of $274,462. As of January 31, 2026 the cumulative expenses subject to recapture amounted to $876,119, of which $274,462 expires January 31, 2029, $299,594 expires January 31, 2028, and $302,063 expires January 31, 2027.

Ultimus Fund Distributors, LLC (the “Distributor”) acts as the Fund’s distributor and principal underwriter in a continuous public offering of the Fund shares. During the year ended January 31, 2026, the Distributor received $0 in underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to an administrative servicing agreement with UFS, the Fund pays UFS customary fees based on aggregate net assets of the Fund as described in the servicing agreement for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Fund are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Lind Capital Partners Municipal Credit Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2026

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than in-kind transactions and short-term securities, for the year ended January 31, 2026, amounted to $20,508,188 and $3,207,086 respectively. For the year ended January 31, 2026, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to $18,917,443 and $0 respectively.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at January 31, 2026, was as follows:

			Total Unrealized
	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	Depreciation
$66,377,131	$1,947,917	$(2,616,741)	$(668,824)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended January 31, 2026 and January 31, 2025 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2026	January 31, 2025
Ordinary Income	$—	$—
Tax-exempt Income	2,733,403	1,431,662
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$2,733,403	$1,431,662

As of January 31, 2026, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Tax-exempt	Undistributed	Post	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	October	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$114,240	$—	$—	$(836,591)	$(114,253)	$(668,824)	$(1,505,428)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses and unrealized depreciation is due to book/tax differences in the treatment bond amortization. The difference between book basis and tax basis undistributed net investment income and other book/tax adjustments is primarily attributable to the adjustments for accrued dividends payable.

Lind Capital Partners Municipal Credit Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2026

At January 31, 2026, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$97,988	$738,603	$836,591	$17,009

8.	NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted the FASB Accounting Standards Update 2023-09, “Income Taxes (Topic 740) Improvements to Income Tax Disclosures” (“ASU 2023-09”), which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. The Fund’s adoption of ASU 2023-09 did not have a material impact on the Fund’s financial statements.

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of the control of the Fund, under Section 2(a)(9) of the 1940 Act. As of January 31, 2026, National Financial Services, LLC held 60.50% of the voting securities of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned by National Financial Services, LLC are also beneficially owned by National Financial Services, LLC.

10.	REPURCHASE OFFERS

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, it intends to conduct quarterly repurchase offers of the outstanding shares at NAV, subject to approval of the Board. In each quarter, such repurchase offers will be at least 5% of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding shares under ordinary circumstances. If shareholders tender for repurchase more than 5% of the outstanding shares (the “Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the repurchase request deadline, the Fund will repurchase shares pro rata based upon the number of shares tendered by each shareholder. Repurchase offers and the need to fund repurchase obligations may affect the Fund’s ability to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments.

During the year ended January 31, 2026, the Fund completed four quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the repurchase pricing dates. The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	February 3, 2025	May 1, 2025	August 1, 2025	November 1, 2025
Repurchase Request Deadline	February 25, 2025	May 28, 2025	August 28, 2025	November 28, 2025
Repurchase Pricing Date	February 25, 2025	May 28, 2025	August 28, 2025	November 28, 2025
Net Asset Value as of Repurchase
Offer Date	$8.88	$8.47	$8.29	$8.65
Amount Repurchased	$265,316	$638,409	$2,217,828	$1,320,514
Percentage of Outstanding
Shares Repurchased	0.75%	1.05%	3.53%	1.99%

Lind Capital Partners Municipal Credit Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2026

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that the below events or transactions occurred requiring adjustment or disclosure in the financial statements.

Subsequent to period end the Fund completed a quarterly repurchase offer. The results of this repurchase offer was as follows:

Repurchase Offer
Commencement Date	February 2, 2026
Repurchase Request Deadline	February 27, 2026
Repurchase Pricing Date	February 27, 2026
Net Asset Value as of Repurchase Offer Date	$8.83
Amount Repurchased	$815,419
Percentage of Outstanding Shares Repurchased	1.19%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Lind Capital Partners Municipal Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lind Capital Partners Municipal Credit Income Fund (the “Fund”) as of January 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from February 2, 2022 (commencement of operations) through January 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2026, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from February 2, 2022 (commencement of operations) through January 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
April 1, 2026

COHEN & COMPANY, LTD.
Registered with the Public Company Accounting Oversight Board
800.229.1099 I 866.818.4538 fax I cohenco.com

Lind Capital Partners Municipal Credit Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
January 31, 2026

Information Regarding Trustees

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) and Other Directorships/Trusteeships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
J. Robert Lind Year of Birth: 1961	Interested Trustee and President	Since 2021	Managing Director, Lind Capital Partners, LLC (2009 -Present).	1
Richard H. Adler Year of Birth: 1954	Independent Trustee	Since 2021	President/CEO, Red Arrow Capital, LLC (2014 – Present).	1
Thomas J. Schmidt Year of Birth: 1963	Independent Trustee and Chairman	Since 2021	Principal, Tom Schmidt & Associates Consulting, LLC (2015 -Present); Trustee, 360 Funds (2018 -Present).	1

Information Regarding Officers

Name and Year of Birth	Position with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Erik Naviloff Year of Birth: 1968	Treasurer	Since 2021	Vice President – Financial Administration, Ultimus Fund Solutions, LLC (2011 – Present).
Karen Jacoppo-Wood Year of Birth: 1966	Secretary	Since 2023	Senior Vice President and Associate General Counsel, Ultimus Fund Solutions, LLC (2022 – Present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2019 – 2022).
Jared Lahman Year of Birth: 1986	Chief Compliance Officer	Since 2024	Assistant Vice President, Compliance Officer, Northern Lights Compliance Services, LLC (2023 – Present), Senior Compliance Analyst, Northern Lights Compliance, LLC (2019 – 2023).
Deryk Jones Year of Birth: 1988	Anti-Money Laundering Compliance Officer	Since 2021	Compliance Analyst, Northern Lights Compliance Services, LLC (2018 – Present).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-833-615-3031 or visiting the Fund’s website at www.LCPMX.com.

PRIVACY NOTICE

Lind Capital Partners

FACTS	WHAT DOES LIND CAPITAL PARTNERS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service that you have with us. This information can include:

●     social security number and wire transfer instructions

●     account transactions and transaction history

●     investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lind Capital Partners chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Lind Capital Partners share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-312-361-3446

PRIVACY NOTICE

Lind Capital Partners

What we do:
How does Lind Capital Partners protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Lind Capital Partners collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Lind Capital Partners does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Lind Capital Partners does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Lind Capital Partners doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-833-615-3031, by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or visiting the Fund’s website at www.LCPMX.com.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-833-615-3031.

Investment Adviser
Lind Capital Partners, LLC
500 Davis Center, Suite 1004
Evanston, Illinois 60201

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Lind-AR26

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

(b)	N/A

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	N/A

(f)	See Item 19(a)(1)

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that Richard H. Adler is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Adler is independent for purposes of this Item.

(a)(2) Not Applicable

(a)(3) Not Applicable

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

FY 2026	$ 21,525
FY 2025	$ 20,500

(b)	Audit-Related Fees There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

FY 2026	$ 0
FY 2025	$ 0

(c)	Tax Fees The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

FY 2026	$ 3,250
FY 2025	$ 3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended January 31, $0 and $0 respectively.

	Registrant	Adviser
FY 2026	$0	$0
FY 2025	$0	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended January 31, 2025 and 2026, respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 1 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not Applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not Applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not Applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Fund, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser elect to vote or not to vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted or not voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Distributor or any affiliated person of the Distributor, or any affiliated person of the Fund and the Fund’s or its shareholder’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Fund’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting.

Although it is uncommon given the fixed income nature of our investment strategy, Lind has the authority to vote proxies for the Fund. Proxies for high yield municipal bonds, often occur in restructures and workouts, if any. We vote the proxies in a way that we believe is consistent with our fiduciary duty to the Fund and that will cause the Fund’s securities to increase the most or decline the least in value. Lind does not have, per se, proxy vote guidelines as proxies for municipal securities are often unique and are not standardized. Consideration is provided to both long and short-term implications of the proposal to be voted upon when considering the vote that is in the best interest of the Fund.

Procedure

Lind goal is to act in the best interest of the Fund and its shareholders. Given the nature of the Fund’s investments, Lind does not have a formal proxy vote guideline or policy and procedure. We generally vote with management on standard matters (i.e., officers or directors, auditor, etc.). We separately evaluate other matters on a case-by-case basis. Lind Capital Partners will comply with the Fund’s policies and procedures related to the Fund’s Form N-PX filing requirements and maintains all records related to proxy ballots, including:

a. Date received.

b. Reconciliation to number of bonds in the Fund

c. Date voted and how we voted (typically, on line)

d. Records are maintained consistent with our general books and records: For 5 years from the end of the fiscal year the record was created.

Form N-PX: On an annual basis, following the end of the 12-month period ending June 30, the Adviser will furnish to the administrator of its Fund clients a full record detailing how the Firm voted all proxies for the prior 12-month period.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

J. Robert Lind is a founding member of the Adviser and the portfolio manager primarily responsible for managing the Fund’s assets. Mr. Lind has over 40 years of experience in the municipal bond market. Mr. Lind has an B.A. in History from Kenyon College and a MBA in Finance and Accounting from the University of Chicago.

Anthony Chun, CFA is primarily responsible for credit research and portfolio management of the Fund. Mr. Chun has 14 years of experience in the municipal bond market and corporate finance. Mr. Chun has B.A. in Economics from Kenyon College and is a CFA Charter holder. Jon Lind is primarily responsible for trading, execution and portfolio management of the Fund. Mr. Lind has 15 years of experience in the municipal bond market. Mr. Lind has a B.A. in Political Science from Miami University (OH).

As of January 31, 2026, the Portfolio Manager, was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts Subject to a Performance Based Fee	Total Assets Subject to a Performance Based Fee
Other Accounts	76	$157M	0	0

Compensation of the Portfolio Managers

Mr. Lind is a principal of the Adviser and as such is compensated through distributions that are based primarily on the profits and losses of the Adviser. Mr. Chun and Mr. Jon Lind are compensated through salary, bonus, and the Adviser’s equity plan.

As of January 31, 2026, the Portfolio Manager’s ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Shares Owned
J. Robert Lind	500,001-1,000,000
Anthony Chun	0

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s during the period that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2)	Not applicable

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4)	Not applicable

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Lind Capital Partners Municipal Credit Income Fund

By (Signature and Title)
/s/ J. Robert Lind
J. Robert Lind, Principal Executive Officer/President

Date	4/6/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Erik Naviloff
Erik Naviloff, Principal Financial Officer/Treasurer

Date	4/6/2026